                                                                   EX.99.906CERT

         Certification Pursuant to Section 906 of the Sarbanes-Oxley Act
         ---------------------------------------------------------------

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the MDT Funds, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the MDT Funds for the year ended July 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the MDT Funds for the stated period.


  /s/ Ryan Jacob                             /s/ Francis Alexander
--------------------------------------     -------------------------------------
Ryan Jacob                                 Francis Alexander
President, Jacob Internet Fund Inc.        Treasurer

Dated: 10/31/05
      --------------------------------


This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by MDT Funds for purposes of the Securities Exchange Act of 1934.